                                                Semi-Annual
                                                   Report

                                                June 30, 2000
                                                 (unaudited)

[GRAPHIC]



================================================================================
                             Pilgrim Mutual Funds
================================================================================

                             LEXINGTON MONEY
                             MARKET TRUST

                             --------------------------------------------------
                             Investment Objective: High Current Income

Chairman's Message
-------------------------------------------------------------------------------

Dear Shareholders:

  Welcome to the Pilgrim Mutual Funds family. We are pleased to present the Semi-Annual Report for Lexington Money Market Trust.

  On July 26, 2000, ReliaStar Financial Corp. ("ReliaStar") acquired Lexington Management Corporation and all of its subsidiaries. In conjunction with the acquisition, Pilgrim Investments, Inc., a subsidiary of ReliaStar, was appointed to the role of Investment Adviser to the Trust. As a shareholder in the Pilgrim family of funds, you now have access to more funds with varying investment objectives. As a Lexington Fund shareholder as of July 26th, you can now exchange into any Pilgrim Fund A shares without paying a sales load.

  Our fund family has 41 varying types of mutual funds which provide more core investment choices for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experienceSM.

  If you have any questions regarding your account, or any other Pilgrim Fund you can access, please call us at 800-992-0180 or visit our website at www.pilgrimfunds.com.

Sincerely,

                            /s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim Group, Inc.
August, 2000

Dear Shareholders:
-------------------------------------------------------------------------------
   The Federal Reserve continued to tighten monetary policy during the first half of 2000. The overnight Federal Funds rate stood at 5.50% at the beginning of the year and now is 100 basis points higher at 6.50%. Accordingly, Lexington Money Market Trust's yield, as well as other money fund returns, rose during this time period. For the first half of the year, Lexington Money Market Trust returned 2.58%* compared to 2.66% for the typical money market fund as measured by Lipper, Inc.

   There was quite a shift in sentiment in the money markets during the first half of the year. Initially, the economy showed little, if any, signs of a slowdown. The economy forged ahead with growth in excess of 5% for three straight quarters, expanding at a rate of 5.5% for the first quarter of 2000. Inflation fears were beginning to mount as energy prices rose along with higher medical and food costs. Reports verified that the labor market remained tight and that wage pressures were becoming more widespread. These factors were all reasons for concern at the Fed. So, the Federal Reserve made an aggressive move at the May FOMC meeting and increased the overnight rate to 6.50%, a move of fifty basis points.

   Now, the tide has turned. More recent economic data indicate a slowdown has arrived. GDP growth likely stalled during the second quarter. The labor market, while still tight by historical standards, added fewer jobs than expected for two months in a row. Consumer spending and sentiment have fallen. Both the housing and auto sectors are well off the record highs recently witnessed. Additionally, business prospects, as measured by the National Association of Purchasing Managers reports, have fallen quite dramatically. Clearly, the 175 basis point tightening moves by the Federal Reserve over that past eighteen months finally are beginning to have an impact on our overheated economy.

   The money market is expecting the Federal Reserve to remain on hold for the time being. We can reach this conclusion by examining the future market for 30-day federal funds. Nearly two months of data will be reported by the next FOMC meeting held in August. If the data continue to show a slowing economy, the Fed will most likely remain on hold in hopes of promoting a soft landing. However, in recent years, the economy has experienced a second quarter slowdown only to resume a blistering pace later in the year. If this is the case, one additional 25 basis point hike is likely.

   The average maturity of the Trust is 27 days. We will keep the average maturity of the Trust short until further evidence appears that the economy is actually experiencing a slowdown. We continue to invest daily cash flow in commercial paper that offers the best rate compared to the targeted Federal Funds rate. The Trust now consists of high-grade commercial paper and is positioned to perform well in a stable or rising interest rate environment.

   As you are aware, Lexington Global Asset Managers, Inc., the parent company of Lexington Management Corporation was acquired by ReliaStar Financial Corp. (NYSE:RLR) the parent company of Pilgrim Investments, Inc., an investment management and mutual fund company with $17 billion of assets under management.

   On May 1, ReliaStar announced that it agreed to be acquired by ING Groep N.V. ("ING Group") in a transaction that, subject to certain approvals, is expected to close in the third quarter of this year. ING Group is a global financial institution that is active in the field of insurance, banking, and asset management in more than 60 countries.

   We wish to thank you for your continued support.

Sincerely,                                  /s/ ROSEANN G. MCCARTHY



                                             Roseann G. McCarthy
/s/ DENIS P. JAMISON                         Portfolio Manager
Denis P. Jamison                             August, 2000
Portfolio Manager
August, 2000

*The average annual yield for the seven day period ended June 30, 2000 was 5.51%. An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

Lexington Money Market Trust
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 2000 (unaudited)

                                                           Yield to
                                                           Maturity
 Principal                                       Maturity on Date of   Value
   Amount                Security                  Date    Purchase   (Note 1)
-------------------------------------------------------------------------------
            COMMERCIAL PAPER: 100.1%
 $2,400,000 Alfa Corporation..................   07/05/00    6.67%   $2,398,255
  3,200,000 Allegheny Energy, Inc.............   07/06/00    6.28     3,197,289
  2,100,000 American Express Credit
             Corporation......................   07/10/00    6.74     2,096,535
  3,700,000 American General Finance..........   08/03/00    6.70     3,677,954
  3,000,000 American Honda Motor Corporation..   08/22/00    6.86     2,971,227
  3,000,000 Bank One Corporation..............   08/24/00    6.76     2,970,390
  2,550,000 Becton Dickenson and Company......   08/01/00    6.70     2,535,639
    300,000 Becton Dickenson and Company......   07/05/00    6.78       299,778
  2,600,000 Bell Atlantic Financial Services..   08/09/00    6.80     2,581,382
  1,000,000 Cooperative Association of Tractor
             Dealers..........................   07/21/00    6.39       996,550
  2,000,000 Cooperative Association of Tractor
             Dealers..........................   07/14/00    6.70     1,995,255
  1,800,000 Corporate One Credit Union........   07/20/00    6.69     1,793,768
  2,100,000 DaimlerChrysler N.A. Holdings.....   08/15/00    6.72     2,082,806
  1,000,000 DaimlerChrysler N.A. Holdings.....   08/03/00    6.68       994,060
  1,100,000 Dupont EI de Nemours Company......   08/04/00    6.75     1,093,175
  2,000,000 Dupont EI de Nemours Company......   07/20/00    6.64     1,993,181
  1,900,000 Eastern Corporate Federal Credit
             Union............................   07/11/00    6.60     1,896,538
  1,000,000 Eastman Kodak Company.............   07/26/00    6.69       995,486
  2,000,000 Eastman Kodak Company.............   07/17/00    6.33     1,994,533
    800,000 Ford Motor Credit Company.........   07/05/00    6.90       799,395
  2,500,000 Ford Motor Credit Company.........   07/03/00    6.69     2,499,085
  1,000,000 General Electric Capital
             Corporation......................   09/22/00    6.94       984,576
  1,600,000 General Electric Capital
             Corporation......................   07/18/00    6.66     1,595,104
  2,000,000 General Motors Acceptance
             Corporation......................   08/02/00    6.71     1,988,427
  1,000,000 General Motors Acceptance
             Corporation......................   07/19/00    6.35       996,915
  1,000,000 Goldman Sachs Group, LLP..........   08/14/00    6.86       991,860
  2,000,000 Goldman Sachs Group, LLP..........   07/18/00    6.53     1,994,003
  3,000,000 Hartford Steam Boiler Inspection
             and Insurance Company............   08/07/00    6.74     2,979,712
  3,000,000 Kansas City Power and Light.......   08/08/00    6.73     2,979,195
  1,000,000 Knight Ridder, Inc................   07/24/00    6.69       995,847
  2,750,000 May Department Stores.............   07/13/00    6.67     2,744,014
  3,500,000 McCormick and Company.............   09/29/00    6.72     3,443,563
  1,500,000 Merrill Lynch and Company, Inc....   07/21/00    6.68     1,494,583
    700,000 Merrill Lynch and Company, Inc....   07/11/00    6.33       698,802
  2,000,000 Merrill Lynch and Company, Inc....   07/10/00    6.52     1,996,825
  2,500,000 Mid-States Corporate Federal
             Credit Union.....................   07/10/00    6.69     2,495,900
  1,300,000 Monsanto Company (Pharmacia)......   07/17/00    6.78     1,296,175
  2,185,000 New York Times Company............   08/04/00    6.69     2,171,504

Lexington Money Market Trust
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 2000 (unaudited) (continued)

                                                           Yield to
                                                           Maturity
 Principal                                       Maturity on Date of    Value
   Amount                Security                  Date    Purchase   (Note 1)
---------------------------------------------------------------------------------
            COMMERCIAL PAPER (continued):

 $  800,000 New York Times Company............   08/03/00    6.70%   $   795,204
  2,375,000 Pacific Gas and Electric..........   07/11/00    6.67      2,370,679
  2,900,000 Prudential Funding Corporation....   07/07/00    6.65      2,896,849
  1,300,000 Systems United Corporate Credit
             Union............................   07/13/00    6.69      1,297,153
                                                                     -----------

            TOTAL INVESTMENTS: 100.1% (cost
             $81,069,171+)....................                        81,069,171
            Liabilities in excess of other
             assets: -0.1%....................                           (66,633)
                                                                     -----------
            TOTAL NET ASSETS: 100.0%
            (equivalent to $1.00 per share on
             81,002,538 shares outstanding)...                       $81,002,538
                                                                     ===========
          --------
            + Aggregate cost for Federal
             income tax purposes is identical.


   The Notes to Financial Statements are an integral part of this statement.

Lexington Money Market Trust
Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets
Investments, at value (cost $81,069,171) (Note 1)................. $81,069,171
Cash (Note 4).....................................................         149
Receivable for fund shares sold...................................     190,088
Other receivables.................................................      82,811
                                                                   -----------
   Total Assets...................................................  81,342,219
                                                                   -----------
Liabilities
Due to Lexington Management Corporation (Note 2)..................      33,890
Payable for fund shares redeemed..................................     130,185
Accrued expenses..................................................     175,606
                                                                   -----------
   Total Liabilities..............................................     339,681
                                                                   -----------
Net Assets (equivalent to $1.00 per share on 81,002,538 shares outstanding) (Note 3)............................................ $81,002,538
                                                                   ===========
Net Assets consist of:
Capital stock -- authorized 1,000,000,000 shares, $.10 par value per share........................................................ $ 8,100,254
Additional paid-in-capital........................................  72,902,284
                                                                   -----------
   Total Net Assets............................................... $81,002,538
                                                                   ===========

Lexington Money Market Trust
Statement of Operations
Six months ended June 30, 2000 (unaudited)

Investment Income
 Interest income..........................................           $2,789,851
Expenses
 Investment advisory fee (Note 2).........................  $227,357
 Transfer agent and shareholder servicing expenses (Note
  2)......................................................    92,929
 Directors' fees and expenses.............................    92,032
 Accounting expenses (Note 2).............................    31,663
 Printing and mailing expenses............................    19,682
 Registration fees........................................    13,326
 Computer processing fees.................................    10,436
 Audit fees...............................................    10,206
 Custodian expenses.......................................     7,789
 Professional fees........................................     6,180
 Other expenses...........................................    22,867
                                                            --------
 Total expenses...........................................   534,467
 Less: expenses recovered under contract with investment
  adviser (Note 2)........................................    83,252    451,215
                                                            -------- ----------
 Net investment income....................................            2,338,636
                                                                     ----------
Increase in Net Assets resulting from Operations..........           $2,338,636
                                                                     ==========

  The Notes to Financial Statements are an integral part of these statements.

Lexington Money Market Trust
Statements of Changes in Net Assets

                                             Six months ended
                                              June 30, 2000      Year ended
                                               (unaudited)    December 31, 1999
                                             ---------------- -----------------
Operations:
Net investment income.......................   $  2,338,636     $  3,601,867
                                               ------------     ------------
Distributions to Shareholders: (Note 1)
Distributions to shareholders from net
 investment income..........................     (2,338,636)      (3,601,867)
                                               ------------     ------------
Capital Share Transactions: (Note 3)
Proceeds from sale of shares................     58,157,595      100,237,881
Reinvested dividends and distributions......      2,245,459        3,418,339
Cost of shares repurchased..................    (77,250,179)     (93,294,926)
                                               ------------     ------------
 Net increase (decrease) from capital share
  transactions..............................    (16,847,125)      10,361,294
                                               ------------     ------------
Net increase (decrease) in net assets.......    (16,847,125)      10,361,294
Net Assets:
Beginning of period.........................     97,849,663       87,488,369
                                               ------------     ------------
End of period...............................   $ 81,002,538     $ 97,849,663
                                               ============     ============

  The Notes to Financial Statements are an integral part of these statements.

Lexington Money Market Trust
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999


1. Significant Accounting Policies

Lexington Money Market Trust (the "Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek a high level of current income from short-term investments as is consistent with the preservation of capital and liquidity. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

  Investments Security transactions are accounted for on a trade date basis. Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument. Interest income is accrued as earned.

  Federal Income Taxes It is the Trust's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

  Dividends Dividends are declared daily from the total of net investment income and net realized gain (loss) on investments.

  Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate

The Trust paid an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.50% of the Trust's average daily net assets up to $500 million and 0.45% of its average daily net assets in excess of $500 million. LMC was required to reimburse the Trust for any expenses, including the investment adviser's fee but excluding interest and taxes, in excess of 1.0% of the Trust's average daily net assets. Reimbursement for the six months ended June 30, 2000 was $83,252 and is set forth in the statement of operations.

The Trust also reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $68,633 which were incurred by the Trust, but paid by LMC.

Lexington Money Market Trust
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)


3. Shares of Beneficial Interest

Transactions (at $1.00 per share) in shares were as follows:

                                            Six months ended
                                             June 30, 2000      Year ended
                                              (unaudited)    December 31, 1999
                                            ---------------- -----------------
Shares sold................................    58,157,595       100,237,881
Shares issued to shareholders on
 reinvestment of dividends.................     2,245,459         3,418,339
                                              -----------       -----------
                                               60,403,054       103,656,220
Shares redeemed............................   (77,250,179)      (93,294,926)
                                              -----------       -----------
Net increase (decrease)....................   (16,847,125)       10,361,294
                                              ===========       ===========

4. Cash

In order to facilitate the clearing process for redemptions by check, the Trust maintains a compensating balance with its transfer agent. At June 30, 2000, this compensating balance amounted to $66,900 and is included in cash in the statement of assets and liabilities.

5. Subsequent Events

Effective on July 26, 2000, Lexington Global Asset Managers, Inc. was acquired by ReliaStar Financial Corp. ("ReliaStar"). In conjunction with the acquisition and following approval by the Trust's Board of Directors and shareholders, Pilgrim Investments, Inc., an indirect, wholly owned subsidiary of ReliaStar, was appointed to the role of investment adviser to the Trust effective July 26, 2000. Pilgrim Securities, Inc., also an indirect, wholly owned subsidiary of ReliaStar, was appointed distributor to the Trust on that date as well.

On May 1, 2000, ReliaStar Financial Corp. (NYSE:RLR), the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, and Pilgrim Securities, Inc., Distributor to the Funds, entered into an agreement under which it will be acquired by ING Groep N.V. (NYSE:ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

Lexington Money Market Trust
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                                Six months
                                   ended         Year ended December 31,
                               June 30, 2000 ----------------------------------
                                (unaudited)   1999     1998     1997     1996
                               ------------- -------  -------  -------  -------
Net asset value, beginning of
 period......................       $1.00      $1.00    $1.00    $1.00    $1.00
                                  -------    -------  -------  -------  -------
Income from investment opera-
 tions:
 Net investment income.......      0.0258     0.0425   0.0455   0.0458   0.0441
Less distributions:
 Dividends from net
  investment income..........     (0.0258)   (0.0425) (0.0455) (0.0458) (0.0441)
                                  -------    -------  -------  -------  -------
Net asset value, end of
 period......................       $1.00      $1.00    $1.00    $1.00    $1.00
                                  =======    =======  =======  =======  =======
Total return.................       5.22%*     4.34%    4.64%    4.68%    4.50%
Ratio to average net assets:
 Expenses, before
  reimbursement..............       1.18%*     1.01%    1.05%    1.04%    1.04%
 Expenses, net of
  reimbursement..............       1.00%*     1.00%    1.00%    1.00%    1.00%
 Net investment income,
  before reimbursement.......       4.96%*     4.25%    4.51%    4.55%    4.37%
 Net investment income ......       5.14%*     4.26%    4.56%    4.58%    4.41%
Net assets, end of period
 (000's omitted).............     $81,003    $97,850  $87,488  $95,149  $97,526

--------
* Annualized.

                         LEXINGTON MONEY MARKET TRUST


Investment Adviser
Pilgrim Investments, Inc.                All Shareholder requests for
40 North Central Avenue                  services of any kind should be sent
Suite 1200                               to:
Phoenix, Arizona 85005-4408

                                         Transfer Agent
Distributor                              Lexington Funds
Pilgrim Securities Inc.                  c/o DST Systems, Inc.
40 North Central Avenue                  P.O. Box 219368
Suite 1200                               Kansas City, Missouri 64121-6368
Phoenix, Arizona 85004-4408
                                         Or call toll free
                                         Service and Sales: 1-800-526-0056




This report has been prepared for the information of the shareholders of Lexington Money Market Trust and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information. LEX277-SAR6/00


The Lexingon Funds
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07763